Weyerhaeuser Company	Exhibit 99.2

Q2.2023 Analyst Package

Preliminary results (unaudited)

Consolidated Statement of Operations

	Q1	Q2		Year-to-Date
in millions	March 31, 2023	June 30, 2023	June 30, 2022	June 30, 2023	June 30, 2022
Net sales	$1,881	$1,997	$2,973	$3,878	$6,085
Costs of sales	1,512	1,528	1,789	3,040	3,436
Gross margin	369	469	1,184	838	2,649
Selling expenses	22	22	23	44	46
General and administrative expenses	101	108	102	209	194
Other operating costs, net	10	20	12	30	18
Operating income	236	319	1,047	555	2,391
Non-operating pension and other post-employment benefit costs	(9)	(12)	(11)	(21)	(26)
Interest income and other	12	18	1	30	—
Interest expense, net of capitalized interest	(66)	(70)	(65)	(136)	(137)
Loss on debt extinguishment	—	—	—	—	(276)
Earnings before income taxes	173	255	972	428	1,952
Income taxes	(22)	(25)	(184)	(47)	(393)
Net earnings	$151	$230	$788	$381	$1,559

Per Share Information

	Q1	Q2		Year-to-Date
	March 31, 2023	June 30, 2023	June 30, 2022	June 30, 2023	June 30, 2022
Earnings per share, basic and diluted	$0.21	$0.31	$1.06	$0.52	$2.09
Dividends paid per common share	$1.09	$0.19	$0.18	$1.28	$1.81
Weighted average shares outstanding (in thousands):
Basic	733,163	732,021	744,542	732,599	746,017
Diluted	733,546	732,362	745,582	732,961	747,194
Common shares outstanding at end of period (in thousands)	732,507	730,850	741,738	730,850	741,738

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization (Adjusted EBITDA)

	Q1	Q2		Year-to-Date
in millions	March 31, 2023	June 30, 2023	June 30, 2022	June 30, 2023	June 30, 2022
Net earnings	$151	$230	$788	$381	$1,559
Non-operating pension and other post-employment benefit costs	9	12	11	21	26
Interest income and other	(12)	(18)	(1)	(30)	—
Interest expense, net of capitalized interest	66	70	65	136	137
Loss on debt extinguishment	—	—	—	—	276
Income taxes	22	25	184	47	393
Operating income	236	319	1,047	555	2,391
Depreciation, depletion and amortization	126	126	119	252	241
Basis of real estate sold	33	13	39	46	70
Special items included in operating income	—	11	—	11	—
Adjusted EBITDA(1)	$395	$469	$1,205	$864	$2,702

(1) Adjusted EBITDA is a non-GAAP measure that management uses to evaluate the performance of the company. Adjusted EBITDA, as we define it, is operating income adjusted for depreciation, depletion, amortization, basis of real estate sold and special items. Our definition of Adjusted EBITDA may be different from similarly titled measures reported by other companies. Adjusted EBITDA should not be considered in isolation from, and is not intended to represent an alternative to, our GAAP results.

Weyerhaeuser Company	Total Company Statistics

Q2.2023 Analyst Package

Preliminary results (unaudited)

Special Items Included in Net Earnings (Income Tax Affected)

	Q1	Q2		Year-to-Date
in millions	March 31, 2023	June 30, 2023	June 30, 2022	June 30, 2023	June 30, 2022
Net earnings	$151	$230	$788	$381	$1,559
Loss on debt extinguishment(1)	—	—	—	—	207
Environmental remediation charge	—	8	—	8	—
Net earnings before special items(2)	$151	$238	$788	$389	$1,766

	Q1	Q2		Year-to-Date
	March 31, 2023	June 30, 2023	June 30, 2022	June 30, 2023	June 30, 2022
Net earnings per diluted share	$0.21	$0.31	$1.06	$0.52	$2.09
Loss on debt extinguishment(1)	—	—	—	—	0.28
Environmental remediation charge	—	0.01	—	0.01	—
Net earnings per diluted share before special items(2)	$0.21	$0.32	$1.06	$0.53	$2.37

(1) We recorded a total pretax loss on debt extinguishment of $276 million ($207 million after-tax) in first quarter 2022.

(2) Net earnings before special items is a non-GAAP measure that management believes provides helpful context in understanding the company’s earnings performance. Net earnings before special items should not be considered in isolation from, and is not intended to represent an alternative to, our GAAP results.

Selected Total Company Items

	Q1	Q2		Year-to-Date
in millions	March 31, 2023	June 30, 2023	June 30, 2022	June 30, 2023	June 30, 2022
Pension and post-employment costs:
Pension and post-employment service costs	$6	$5	$8	$11	$18
Non-operating pension and other post-employment benefit costs	9	12	11	21	26
Total company pension and post-employment costs	$15	$17	$19	$32	$44

Weyerhaeuser Company

Q2.2023 Analyst Package

Preliminary results (unaudited)

Condensed Consolidated Balance Sheet

in millions	March 31, 2023	June 30, 2023	December 31, 2022
ASSETS
Current assets:
Cash and cash equivalents	$797	$1,095	$1,581
Short-term investments	—	665	—
Receivables, net	440	462	357
Receivables for taxes	28	18	42
Inventories	586	539	550
Prepaid expenses and other current assets	202	188	216
Total current assets	2,053	2,967	2,746
Property and equipment, net	2,157	2,133	2,171
Construction in progress	222	260	222
Timber and timberlands at cost, less depletion	11,564	11,512	11,604
Minerals and mineral rights, less depletion	211	207	214
Deferred tax assets	8	8	8
Other assets	365	383	375
Total assets	$16,580	$17,470	$17,340

LIABILITIES AND EQUITY
Current liabilities:
Current maturities of long-term debt	$981	$980	$982
Accounts payable	266	254	247
Accrued liabilities	403	473	511
Total current liabilities	1,650	1,707	1,740
Long-term debt, net	4,072	4,817	4,071
Deferred tax liabilities	101	105	96
Deferred pension and other post-employment benefits	346	348	344
Other liabilities	335	352	340
Total liabilities	6,504	7,329	6,591
Total equity	10,076	10,141	10,749
Total liabilities and equity	$16,580	$17,470	$17,340

Weyerhaeuser Company

Q2.2023 Analyst Package

Preliminary results (unaudited)

Consolidated Statement of Cash Flows

	Q1	Q2		Year-to-Date
in millions	March 31, 2023	June 30, 2023	June 30, 2022	June 30, 2023	June 30, 2022
Cash flows from operations:
Net earnings	$151	$230	$788	$381	$1,559
Noncash charges (credits) to earnings:
Depreciation, depletion and amortization	126	126	119	252	241
Basis of real estate sold	33	13	39	46	70
Pension and other post-employment benefits	15	17	19	32	44
Share-based compensation expense	8	9	9	17	17
Loss on debt extinguishment	—	—	—	—	276
Other	3	(1)	—	2	14
Change in:
Receivables, net	(83)	(22)	198	(105)	(40)
Receivables and payables for taxes	14	13	(83)	27	27
Inventories	(36)	50	29	14	(58)
Prepaid expenses and other current assets	(9)	17	(2)	8	(3)
Accounts payable and accrued liabilities	(87)	57	47	(30)	(15)
Pension and post-employment benefit contributions and payments	(6)	(5)	(10)	(11)	(14)
Other	(3)	(8)	(7)	(11)	(15)
Net cash from operations	$126	$496	$1,146	$622	$2,103
Cash flows from investing activities:
Capital expenditures for property and equipment	$(50)	$(69)	$(71)	$(119)	$(121)
Capital expenditures for timberlands reforestation	(21)	(12)	(10)	(33)	(30)
Acquisition of timberlands	—	(2)	(265)	(2)	(283)
Purchase of short-term investments	—	(664)	—	(664)	—
Other	2	(2)	—	—	1
Net cash from investing activities	$(69)	$(749)	$(346)	$(818)	$(433)
Cash flows from financing activities:
Cash dividends on common shares	$(799)	$(139)	$(134)	$(938)	$(1,352)
Net proceeds from issuance of long-term debt	—	743	—	743	881
Payments on long-term debt	—	—	—	—	(1,203)
Repurchases of common shares	(34)	(51)	(141)	(85)	(259)
Other	(8)	(2)	1	(10)	(5)
Net cash from financing activities	$(841)	$551	$(274)	$(290)	$(1,938)

Net change in cash, cash equivalents and restricted cash	$(784)	$298	$526	$(486)	$(268)
Cash, cash equivalents and restricted cash at beginning of period	1,581	797	1,205	1,581	1,999
Cash, cash equivalents and restricted cash at end of period	$797	$1,095	$1,731	$1,095	$1,731

Cash paid during the period for:
Interest, net of amounts capitalized	$57	$70	$71	$127	$149
Income taxes, net of refunds	$6	$12	$269	$18	$354

Weyerhaeuser Company	Timberlands Segment

Q2.2023 Analyst Package

Preliminary results (unaudited)

Segment Statement of Operations

in millions	Q1.2023	Q2.2023	Q2.2022	YTD.2023	YTD.2022
Sales to unaffiliated customers	$462	$417	$515	$879	$980
Intersegment sales	142	150	156	292	317
Total net sales	604	567	671	1,171	1,297
Costs of sales	461	439	495	900	918
Gross margin	143	128	176	271	379
General and administrative expenses	25	24	24	49	48
Other operating income, net	(2)	—	(1)	(2)	(4)
Operating income and Net contribution to earnings	$120	$104	$153	$224	$335

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization(1)

in millions	Q1.2023	Q2.2023	Q2.2022	YTD.2023	YTD.2022
Operating income	$120	$104	$153	$224	$335
Depreciation, depletion and amortization	68	68	66	136	131
Adjusted EBITDA(1)	$188	$172	$219	$360	$466

(1) See definition of Adjusted EBITDA (a non-GAAP measure) on page 1.

Selected Segment Items

in millions	Q1.2023	Q2.2023	Q2.2022	YTD.2023	YTD.2022
Total (increase) decrease in working capital(2)	$(24)	$51	$57	$27	$23
Cash spent for capital expenditures(3)	$(26)	$(22)	$(23)	$(48)	$(53)

(2) Represents the change in prepaid assets, accounts receivable, accounts payable, accrued liabilities and log inventory for the Timberlands and Real Estate & ENR segments combined.

(3) Does not include cash spent for the acquisition of timberlands.

Segment Statistics(4)

		Q1.2023	Q2.2023	Q2.2022	YTD.2023	YTD.2022
Third Party	Delivered logs:
Net Sales	West	$229	$206	$308	$435	$567
(millions)	South	168	162	160	330	314
	North	17	7	10	24	25
	Total delivered logs	414	375	478	789	906
	Stumpage and pay-as-cut timber	16	15	11	31	20
	Recreational and other lease revenue	18	17	16	35	33
	Other revenue	14	10	10	24	21
	Total	$462	$417	$515	$879	$980
Delivered Logs	West	$137.10	$123.45	$173.35	$130.30	$167.63
Third Party Sales	South	$38.23	$37.49	$38.47	$37.86	$37.81
Realizations (per ton)	North	$81.71	$78.69	$83.93	$80.73	$76.79
Delivered Logs	West	1,674	1,661	1,778	3,335	3,382
Third Party Sales	South	4,386	4,341	4,167	8,727	8,302
Volumes (tons, thousands)	North	204	98	118	302	328
Fee Harvest Volumes	West	2,245	2,292	2,085	4,537	4,325
(tons, thousands)	South	6,432	6,430	6,159	12,862	12,001
	North	285	175	180	460	458

(4) Western logs are primarily transacted in MBF but are converted to ton equivalents for external reporting purposes.

Weyerhaeuser Company	Real Estate, Energy & Natural Resources Segment

Q2.2023 Analyst Package

Preliminary results (unaudited)

Segment Statement of Operations

in millions	Q1.2023	Q2.2023	Q2.2022	YTD.2023	YTD.2022
Net sales	$101	$80	$117	$181	$245
Costs of sales	41	21	45	62	86
Gross margin	60	59	72	119	159
General and administrative expenses	7	7	7	14	13
Operating income and Net contribution to earnings	$53	$52	$65	$105	$146

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization(1)

in millions	Q1.2023	Q2.2023	Q2.2022	YTD.2023	YTD.2022
Operating income	$53	$52	$65	$105	$146
Depreciation, depletion and amortization	3	5	3	8	7
Basis of real estate sold	33	13	39	46	70
Adjusted EBITDA(1)	$89	$70	$107	$159	$223

(1) See definition of Adjusted EBITDA (a non-GAAP measure) on page 1.

Selected Segment Items

in millions	Q1.2023	Q2.2023	Q2.2022	YTD.2023	YTD.2022
Cash spent for capital expenditures	$—	$—	$—	$—	$—

Segment Statistics

		Q1.2023	Q2.2023	Q2.2022	YTD.2023	YTD.2022
Net Sales	Real Estate	$72	$47	$90	$119	$187
(millions)	Energy and Natural Resources	29	33	27	62	58
	Total	$101	$80	$117	$181	$245
Acres Sold	Real Estate	20,753	9,281	26,906	30,034	51,032
Price per Acre	Real Estate	$3,241	$4,790	$3,215	$3,720	$3,484
Basis as a Percent of Real Estate Net Sales	Real Estate	46%	28%	43%	39%	37%

Weyerhaeuser Company	Wood Products Segment

Q2.2023 Analyst Package

Preliminary results (unaudited)

Segment Statement of Operations

in millions	Q1.2023	Q2.2023	Q2.2022	YTD.2023	YTD.2022
Net sales	$1,318	$1,500	$2,341	$2,818	$4,860
Costs of sales	1,159	1,218	1,414	2,377	2,690
Gross margin	159	282	927	441	2,170
Selling expenses	22	21	21	43	42
General and administrative expenses	36	37	35	73	70
Other operating costs, net	6	6	8	12	13
Operating income and Net contribution to earnings	$95	$218	$863	$313	$2,045

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization(1)

in millions	Q1.2023	Q2.2023	Q2.2022	YTD.2023	YTD.2022
Operating income	$95	$218	$863	$313	$2,045
Depreciation, depletion and amortization	53	52	49	105	100
Adjusted EBITDA(1)	$148	$270	$912	$418	$2,145

(1) See definition of Adjusted EBITDA (a non-GAAP measure) on page 1.

Selected Segment Items

in millions	Q1.2023	Q2.2023	Q2.2022	YTD.2023	YTD.2022
Total (increase) decrease in working capital(2)	$(127)	$40	$205	$(87)	$(166)
Cash spent for capital expenditures	$(43)	$(56)	$(56)	$(99)	$(95)

(2) Represents the change in prepaid assets, accounts receivable, accounts payable, accrued liabilities and inventory for the Wood Products segment.

Segment Statistics

in millions, except for third party sales realizations		Q1.2023	Q2.2023	Q2.2022	YTD.2023	YTD.2022
Structural Lumber	Third party net sales	$515	$573	$998	$1,088	$2,204
(volumes presented	Third party sales realizations	$450	$479	$776	$465	$901
in board feet)	Third party sales volumes(3)	1,144	1,196	1,289	2,340	2,446
	Production volumes	1,143	1,164	1,232	2,307	2,435
Oriented Strand	Third party net sales	$208	$215	$497	$423	$1,061
Board	Third party sales realizations	$269	$299	$676	$283	$731
(volumes presented	Third party sales volumes(3)	773	720	735	1,493	1,452
in square feet 3/8")	Production volumes	761	727	758	1,488	1,497
Engineered Solid	Third party net sales	$169	$215	$247	$384	$443
Section	Third party sales realizations	$3,643	$3,571	$3,863	$3,602	$3,660
(volumes presented	Third party sales volumes(3)	4.7	6.0	6.4	10.7	12.1
in cubic feet)	Production volumes	4.6	5.9	6.4	10.5	12.1
Engineered	Third party net sales	$87	$126	$168	$213	$305
I-joists	Third party sales realizations	$3,171	$2,901	$3,432	$3,006	$3,207
(volumes presented	Third party sales volumes(3)	27	44	49	71	95
in lineal feet)	Production volumes	25	38	50	63	94
Softwood Plywood	Third party net sales	$41	$44	$53	$85	$111
(volumes presented	Third party sales realizations	$490	$474	$746	$481	$765
in square feet 3/8")	Third party sales volumes(3)	83	94	70	177	145
	Production volumes	74	84	67	158	133
Medium Density	Third party net sales	$38	$42	$53	$80	$101
Fiberboard	Third party sales realizations	$1,314	$1,342	$1,174	$1,329	$1,129
(volumes presented	Third party sales volumes(3)	29	31	45	60	89
in square feet 3/4")	Production volumes	34	33	48	67	92

(3) Volumes include sales of internally produced products and products purchased for resale primarily through our distribution business.

Weyerhaeuser Company	Unallocated Items

Q2.2023 Analyst Package

Preliminary results (unaudited)

Unallocated items are gains or charges not related to, or allocated to, an individual operating segment. They include all or a portion of items such as share-based compensation, pension and post-employment costs, elimination of intersegment profit in inventory and LIFO, foreign exchange transaction gains and losses and interest income and other.

Net Charge to Earnings

in millions	Q1.2023	Q2.2023	Q2.2022	YTD.2023	YTD.2022
Unallocated corporate function and variable compensation expense	$(27)	$(32)	$(36)	$(59)	$(67)
Liability classified share-based compensation	—	(2)	2	(2)	3
Foreign exchange (loss) gain	(1)	2	3	1	3
Elimination of intersegment profit in inventory and LIFO	9	3	18	12	(41)
Other, net	(13)	(26)	(21)	(39)	(33)
Operating loss	(32)	(55)	(34)	(87)	(135)
Non-operating pension and other post-employment benefit costs	(9)	(12)	(11)	(21)	(26)
Interest income and other	12	18	1	30	—
Net charge to earnings	$(29)	$(49)	$(44)	$(78)	$(161)

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization(1)

in millions	Q1.2023	Q2.2023	Q2.2022	YTD.2023	YTD.2022
Operating loss	$(32)	$(55)	$(34)	$(87)	$(135)
Depreciation, depletion and amortization	2	1	1	3	3
Special items	—	11	—	11	—
Adjusted EBITDA(1)	$(30)	$(43)	$(33)	$(73)	$(132)

(1) See definition of Adjusted EBITDA (a non-GAAP measure) on page 1.

Unallocated Special Items Included in Net Charge to Earnings (Pretax)

in millions	Q1.2023	Q2.2023	Q2.2022	YTD.2023	YTD.2022
Environmental remediation charge	$—	$11	$—	$11	$—
Special items included in operating loss and net charge to earnings	$—	$11	$—	$11	$—

Unallocated Selected Items

in millions	Q1.2023	Q2.2023	Q2.2022	YTD.2023	YTD.2022
Cash spent for capital expenditures	$(2)	$(3)	$(2)	$(5)	$(3)